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EXHIBIT 32.2



  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350



I, Dennis G. Geselowitz, Chief Executive Officer of AcuNetx, Inc. (the "COMPANY"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2008(the "REPORT") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2008



DATE: NOVEMBER 19, 2008


                                        /s/ Dennis G. Geselowitz
                                        ------------------------
                                        Dennis G. Geselowitz,
                                        Chief Financial Officer